UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Exela Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD JANUARY 26, 2024

Dear Stockholder:

You were recently notified that the annual meeting of stockholders (the “Annual Meeting”) of Exela Technologies, Inc. (the “Company”) had been adjourned until December 29, 2023. This important notice is to inform you that the Annual Meeting has been further adjourned until January 26, 2024 at 11:00 AM ET/10:00 a.m. Central Time to provide additional time for stockholders to cast their votes. The Annual Meeting will still be held virtually at www.virtualshareholdermeeting.com/XELA2023.

This notice supplements the Notice of Annual Meeting of Stockholders and proxy statement filed with the Securities and Exchange Commission and mailed to stockholders on or about October 26, 2023 (as amended on December 7, 2023, the “Proxy Statement”). The October 9, 2023, record date for determining stockholders entitled to vote at the Annual Meeting remains unchanged. Other than as contained in this notice, there is no change to the Proxy Statement or the proxy card filed therewith. The Proxy Statement sets forth additional information regarding the Annual Meeting and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety. The Proxy Statement (including the supplement thereto and the proxy card) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.exelatech.com and at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. Stockholders who have not yet voted are encouraged to do so as soon as possible. If you have already cast your vote by mail or via telephone or the Internet, you do not need to vote again. If you need assistance voting your shares, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

We appreciate your time and consideration and your continued support.

Sincerely,

/s/ Par Chadha
Par Chadha
Executive Chairman

Exela Technologies Announces Adjournment of Annual Meeting until January 26, 2024

IRVING, Texas, Dec. 29, 2023 (GLOBE NEWSWIRE) -- Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA; XELAP), a business process automation leader, today announced that it adjourned the Annual Meeting of Stockholders held on December 29, 2023 (the "Meeting"). The Meeting will reconvene on Friday, January 26, 2024 at 11:00 AM ET/10:00 a.m. Central Time. Due to lack of required quorum, the Meeting was adjourned, without any business being conducted, to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive proxy statement, as amended, filed with the U.S. Securities and Exchange Commission. The new date will provide additional time for shareholders to have their voices heard. The Meeting will be held online at www.virtualshareholdermeeting.com/XELA2023.

The Company urges all stockholders to exercise their right to vote their shares by proxy TODAY. A proxy card with instructions was mailed to all registered stockholders holding shares as of the close of business on October 9, 2023, the record date for the Meeting. The methods for voting and submitting proxies are described in the previously distributed proxy materials for the Meeting. Stockholders of the Company who previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. No changes have been made in the proposals to be voted on by stockholders at the Meeting. Proxy information is here: https://www.sec.gov/Archives/edgar/data/1620179/000110465923111798/tm2328451-5_def14a.htm.

The Company asks that all stockholders vote their proxy, no matter how many shares they own. Each stockholder can vote his or her proxy by following the easy instructions on the proxy card.

If you hold shares at Robinhood, look for an alert in your Robinhood app or online. For most other shareholders, look for an email from proxyvote.com.

For more Exela news, commentary, and industry perspectives, visit: https://investors.exelatech.com/

And please follow us on social:

Twitter: https://twitter.com/exelatech

LinkedIn: https://www.linkedin.com/company/exela-technologies

Facebook: https://www.facebook.com/exelatechnologies/

Instagram: https://www.instagram.com/exelatechnologies

The information posted on the Company's website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in the Company should monitor the Company's website and its social media accounts in addition to the Company's press releases, SEC filings and public conference calls and webcasts.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Meeting. This communication does not constitute a solicitation of any vote or approval. In connection with the Meeting, the Company has filed with the Securities and Exchange Commission (the “SEC”) and has mailed or otherwise provided to its stockholders a proxy statement regarding the business to be conducted at the Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investors.exelatech.com/news-and-events/presentations copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Meeting. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Proxy Statement. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

About Exela Technologies

Exela Technologies is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and approximately 15,400 employees operating in 21 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading "Risk Factors" in Exela's Annual Report on Form 10-K and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this press release.

Investor and/or Media Contacts:

Vincent Kondaveeti

E: vincent.kondaveeti@exelatech.com

Mary Beth Benjamin

E: IR@exelatech.com